DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis
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Recipient agrees and acknowledges that the Hypothetical Performance Data will be
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responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities,
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hypothetical underlying assets used in preparing the Information and (b) the
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actual assumptions used in pricing the actual securities. As such, no assurance
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in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

Wachovia Mortgage Loan Trust 2005-WMC1
Prepared for Dynamic Credit Stress Runs

Triggers ON
Defaults are in addition to Prepays
Run to Maturity

                                                         -----------------------------------     ----------------------------------
Class                                                                    M-3                                    M-4
Rating (S&P / Moody's)                                                 AA / Aa3                               AA / A1
                                                         -----------------------------------     ----------------------------------
NO PREPAY STRESS
                                Fwd LIBOR/Swap Shift       Forward LIBOR              +200bp      Forward LIBOR             +200bp
                                  Prepay Assumptions     1.00x Base Case     1.00x Base Case     .00x Base Case    1.00x Base Case
Loss Severity: 40%
Recovery Delay: 12 months
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              17.21%              16.25%             15.79%             14.77%
                          CDR - 1st $ Principal Loss              21.761              20.071               19.3             17.622


Loss Severity: 60%
Recovery Delay: 12 months
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              17.98%              16.76%             16.49%             15.24%
                          CDR - 1st $ Principal Loss              13.439              12.305             12.066             10.944

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              15.02%              14.01%             13.75%             12.71%
                          CDR - 1st $ Principal Loss              18.035              16.431              16.04             14.468


Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              16.26%              15.04%             14.90%             13.65%
                          CDR - 1st $ Principal Loss              11.852              10.771             10.654              9.592

                                                         ------------------------------------
Class                                                                    M-5
Rating (S&P / Moody's)                                                 AA / A2
                                                         ------------------------------------

NO PREPAY STRESS
                                Fwd LIBOR/Swap Shift       Forward LIBOR              +200bp
                                  Prepay Assumptions     1.00x Base Case     1.00x Base Case
Loss Severity: 40%
Recovery Delay: 12 months
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              14.28%              13.20%
                          CDR - 1st $ Principal Loss              16.849              15.192


Loss Severity: 60%
Recovery Delay: 12 months
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              14.91%              13.61%
                          CDR - 1st $ Principal Loss              10.666               9.556

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              12.41%              11.33%
                          CDR - 1st $ Principal Loss              14.048              12.515


Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              13.46%              12.19%
                          CDR - 1st $ Principal Loss               9.431               8.388
----------------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Wachovia Mortgage Loan Trust 2005-WMC1
Prepared for Dynamic Credit Stress Runs

Triggers ON
Defaults are in addition to Prepays
Run to Maturity

                                                       ------------------------------------------------------
Class                                                                        M-3
Rating (S&P / Moody's)                                                     AA / Aa3
                                                       ------------------------------------------------------
                                Fwd LIBOR/Swap Shift   Forward LIBOR        +200bp              +200bp
                                  Prepay Assumptions     1.00x Base Case   0.50x Base Case    Fixed - 50%
                                                                                              Floating - 100%
                                                       ------------------------------------------------------
Loss Severity: 50%
Recovery Delay: 12 months
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              17.66%            21.54%            16.84%
                          CDR - 1st $ Principal Loss              16.621            12.197            13.974
                                       Average Life:                8.56             15.01             11.08
                                      Window (Dates):      06/12 - 02/29     12/17 - 08/35     12/13 - 08/35

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss              15.73%            18.92%            14.82%
                          CDR - 1st $ Principal Loss              14.296            10.016             11.77
                                       Average Life:                8.96                16             11.81
                                      Window (Dates):      09/12 - 02/31     11/18 - 08/35     06/14 - 08/35

                                                       ----------------------------------------------------
Class                                                                           M-4
Rating (S&P / Moody's)                                                        AA / A1
                                                       ----------------------------------------------------
                                Fwd LIBOR/Swap Shift   Forward LIBOR        +200bp           +200bp
                                  Prepay Assumptions    1.00x Base Case  0.50x Base Case   Fixed - 50%
                                                                                           Floating - 100%
                                                       ----------------------------------------------------
Loss Severity: 50%
Recovery Delay: 12 months
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss             16.20%           20.28%            15.34%
                          CDR - 1st $ Principal Loss             14.851           11.108            12.322
                                       Average Life:               9.53             16.4             12.63
                                      Window (Dates):     04/13 - 08/35    07/19 - 08/35     05/15 - 08/35

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss             14.41%           17.79%            13.47%
                          CDR - 1st $ Principal Loss             12.798             9.16            10.403
                                       Average Life:               9.94            17.29             13.37
                                      Window (Dates):     08/13 - 06/34    07/20 - 08/35     01/16 - 08/35

                                                       ------------------------------------------------------
Class                                                                           M-5
Rating (S&P / Moody's)                                                        AA / A2
                                                       ------------------------------------------------------
                                Fwd LIBOR/Swap Shift   Forward LIBOR        +200bp              +200bp
                                  Prepay Assumptions    1.00x Base Case   0.50x Base Case    Fixed - 50%
                                                                                           Floating - 100%
                                                       ------------------------------------------------------
Loss Severity: 50%
Recovery Delay: 12 months
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss             14.65%            18.93%             13.74%
                          CDR - 1st $ Principal Loss             13.065            10.022             10.664
                                       Average Life:               9.81             16.78              13.16
                                      Window (Dates):     07/13 - 06/30     12/19 - 08/35      11/15 - 08/35

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
                              % Cum Loss Yield Break
                                   CDR - Yield Break
                     % Cum Loss 1st $ Principal Loss             13.01%            16.58%             12.05%
                          CDR - 1st $ Principal Loss             11.281             8.297               9.03
                                       Average Life:              10.19             17.58              13.82
                                      Window (Dates):     10/13 - 08/35     08/20 - 08/35      06/16 - 08/35
-------------------------------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                        Forward LIBOR

                        [LINE GRAPH]

     Period           1 mo LIBOR          6 mo LIBOR
                1             3.78938            4.01000
                2             3.87705            4.07352
                3             3.96722            4.12444
                4             4.06625            4.16357
                5             4.03482            4.18678
                6             4.05912            4.21946
                7             4.14021            4.24485
                8             4.16613            4.26193
                9             4.19266            4.27715
               10             4.21450            4.28769
               11             4.22332            4.30634
               12             4.23101            4.31504
               13             4.25005            4.32132
               14             4.25682            4.32785
               15             4.26162            4.33416
               16             4.32408            4.33955
               17             4.26978            4.33511
               18             4.27296            4.34130
               19             4.28488            4.34707
               20             4.28928            4.35116
               21             4.29292            4.35585
               22             4.29802            4.35897
               23             4.30109            4.37363
               24             4.30326            4.37670
               25             4.30866            4.37998
               26             4.31099            4.38629
               27             4.31269            4.39115
               28             4.37313            4.39758
               29             4.32210            4.39550
               30             4.32506            4.40226
               31             4.33939            4.41010
               32             4.34387            4.41801
               33             4.34890            4.42495
               34             4.35904            4.43173
               35             4.36376            4.44959
               36             4.36861            4.45618
               37             4.38178            4.46252
               38             4.38605            4.47192
               39             4.39003            4.48066
               40             4.45648            4.49079
               41             4.40471            4.49176
               42             4.41065            4.50256
               43             4.43116            4.51437
               44             4.43864            4.52278
               45             4.44680            4.53200
               46             4.46061            4.54254
               47             4.46579            4.55309
               48             4.47227            4.56358
               49             4.48444            4.57482
               50             4.49250            4.58294
               51             4.50393            4.59065
               52             4.52426            4.59855
               53             4.52942            4.60287
               54             4.53358            4.60925
               55             4.53565            4.61741
               56             4.53717            4.62636
               57             4.54086            4.63683
               58             4.55260            4.64855
               59             4.56094            4.65730
               60             4.57206            4.66766
               61             4.59076            4.67349
               62             4.59548            4.67800
               63             4.60013            4.68265
               64             4.60478            4.69166
               65             4.61001            4.69847
               66             4.61326            4.70886
               67             4.61842            4.71770
               68             4.62259            4.72499
               69             4.64541            4.73470
               70             4.64997            4.73937
               71             4.65517            4.74497
               72             4.66032            4.75536
               73             4.66509            4.76201
               74             4.67123            4.77094
               75             4.67556            4.78102
               76             4.68101            4.78948
               77             4.70567            4.79780
               78             4.71048            4.80540
               79             4.71619            4.81113
               80             4.72223            4.81991
               81             4.72765            4.83106
               82             4.73253            4.83907
               83             4.73879            4.85035
               84             4.74489            4.85841
               85             4.76993            4.86549
               86             4.77528            4.87108
               87             4.77999            4.87664
               88             4.78614            4.88101
               89             4.79095            4.89105
               90             4.79437            4.89896
               91             4.80019            4.90824
               92             4.80531            4.91753
               93             4.81043            4.92565
               94             4.83385            4.93328
               95             4.83976            4.94000
               96             4.84459            4.94382
               97             4.84983            4.94681
               98             4.85441            4.95672
               99             4.85853            4.96333
              100             4.86402            4.97135
              101             4.86876            4.98025
              102             4.87206            4.98810
              103             4.89611            4.99624
              104             4.90087            5.00244
              105             4.90525            5.00639
              106             4.91022            5.01034
              107             4.91452            5.01965
              108             4.91879            5.02650
              109             4.92336            5.03218
              110             4.92792            5.04087
              111             4.93193            5.04770
              112             4.95333            5.05536
              113             4.95877            5.06006
              114             4.96171            5.06496
              115             4.96724            5.07145
              116             4.97086            5.07763
              117             4.97530            5.08492
              118             4.97961            5.09315
              119             4.98391            5.10021
              120             4.98891            5.10681
              121             5.00855            5.11471
              122             5.01296            5.11880
              123             5.01781            5.12247
              124             5.02195            5.13105
              125             5.02609            5.13634
              126             5.03051            5.14320
              127             5.03494            5.15181
              128             5.03865            5.15708
              129             5.05710            5.16493
              130             5.06111            5.16789
              131             5.06510            5.17178
              132             5.06891            5.17928
              133             5.07231            5.18259
              134             5.07726            5.18754
              135             5.08006            5.19490
              136             5.08393            5.19928
              137             5.10026            5.20369
              138             5.10204            5.20873
              139             5.10609            5.21298
              140             5.10879            5.21715
              141             5.11233            5.22306
              142             5.11514            5.22663
              143             5.11951            5.23099
              144             5.12278            5.23663
              145             5.13459            5.23834
              146             5.13755            5.24072
              147             5.13905            5.24384
              148             5.14154            5.24549
              149             5.14377            5.24802
              150             5.14486            5.25280
              151             5.14802            5.25670
              152             5.15065            5.25894
              153             5.15267            5.26348
              154             5.16098            5.26530
              155             5.16360            5.26898
              156             5.16477            5.26913
              157             5.16583            5.26868
              158             5.16769            5.27226
              159             5.16880            5.27370
              160             5.17145            5.27471
              161             5.17231            5.27769
              162             5.17249            5.27935
              163             5.18051            5.28208
              164             5.17991            5.28347
              165             5.18100            5.28409
              166             5.18140            5.28427
              167             5.18258            5.28703
              168             5.18339            5.28673
              169             5.18459            5.28609
              170             5.18504            5.28828
              171             5.18542            5.28801
              172             5.18843            5.28843
              173             5.18836            5.28899
              174             5.18774            5.28913
              175             5.18900            5.29106
              176             5.18840            5.28992
              177             5.18891            5.28998
              178             5.18905            5.29047
              179             5.18920            5.28989
              180             5.19009            5.28887
              181             5.18819            5.28850
              182             5.18833            5.28754
              183             5.18844            5.28643
              184             5.18780            5.28758
              185             5.18756            5.28623
              186             5.18620            5.28651
              187             5.18707            5.28776
              188             5.18645            5.28620
              189             5.18731            5.28550
              190             5.18593            5.28547
              191             5.18462            5.28475
              192             5.18441            5.28595
              193             5.18324            5.28315
              194             5.18320            5.28227
              195             5.18277            5.28123
              196             5.18233            5.28132
              197             5.18265            5.27887
              198             5.18035            5.27969
              199             5.18107            5.28026
              200             5.18030            5.27851
              201             5.17849            5.27896
              202             5.17693            5.27721
              203             5.17673            5.27678
              204             5.17613            5.27746
              205             5.17517            5.27463
              206             5.17568            5.27282
              207             5.17396            5.27288
              208             5.17378            5.27106
              209             5.17354            5.26873
              210             5.17146            5.26896
              211             5.16915            5.26896
              212             5.16786            5.26759
              213             5.16749            5.26786
              214             5.16637            5.26613
              215             5.16671            5.26525
              216             5.16518            5.26482
              217             5.16411            5.26202
              218             5.16409            5.26071
              219             5.16259            5.25934
              220             5.16224            5.25803
              221             5.15784            5.25562
              222             5.15607            5.25570
              223             5.15595            5.25535
              224             5.15504            5.25507
              225             5.15412            5.25378
              226             5.15288            5.25157
              227             5.15235            5.25148
              228             5.15144            5.24855
              229             5.15088            5.24471
              230             5.14930            5.24453
              231             5.14395            5.24170
              232             5.14362            5.24051
              233             5.14214            5.23981
              234             5.14009            5.23908
              235             5.14123            5.23868
              236             5.13867            5.23754
              237             5.13809            5.23540
              238             5.13738            5.23259
              239             5.13593            5.23196
              240             5.13494            5.22960
              241             5.12885            5.22577
              242             5.12773            5.22553
              243             5.12629            5.22383
              244             5.12555            5.22284
              245             5.12439            5.22160
              246             5.12226            5.22021
              247             5.12263            5.22037
              248             5.12078            5.21734
              249             5.12007            5.21559
              250             5.11895            5.21425
              251             5.11298            5.21195
              252             5.11255            5.21009
              253             5.11034            5.20901
              254             5.10969            5.20722
              255             5.10893            5.20525
              256             5.10744            5.20467
              257             5.10641            5.20173
              258             5.10427            5.20058
              259             5.10431            5.20047
              260             5.10286            5.19760
              261             5.09825            5.19556
              262             5.09582            5.19508
              263             5.09518            5.19393
              264             5.09444            5.19443
              265             5.09263            5.19104
              266             5.09196            5.18931
              267             5.09088            5.18682
              268             5.08979            5.18578
              269             5.08942            5.18227
              270             5.08654            5.18207
              271             5.08187            5.18085
              272             5.08050            5.17921
              273             5.07980            5.17915
              274             5.07840            5.17712
              275             5.07838            5.17589
              276             5.07657            5.17498
              277             5.07523            5.17117
              278             5.07487            5.16942
              279             5.07309            5.16831
              280             5.07233            5.16602
              281             5.06671            5.16329
              282             5.06461            5.16356
              283             5.06471            5.16342
              284             5.06400            5.16150
              285             5.06258            5.16178
              286             5.06126            5.15920
              287             5.06092            5.15928
              288             5.05949            5.15613
              289             5.05814            5.15254
              290             5.05741            5.15219
              291             5.05149            5.14955
              292             5.05151            5.14747
              293             5.04970            5.14736
              294             5.04775            5.14643
              295             5.04918            5.14653
              296             5.04633            5.14498
              297             5.04576            5.14319
              298             5.04443            5.14083
              299             5.04376            5.14063
              300             5.04273            5.13761
              301             5.03751            5.13368
              302             5.03611            5.13407
              303             5.03481            5.13224
              304             5.03448            5.13106
              305             5.03304            5.13044
              306             5.03107            5.12901
              307             5.03181            5.12779
              308             5.02970            5.12663
              309             5.02910            5.12478
              310             5.02831            5.12208
              311             5.02240            5.12165
              312             5.02142            5.12014
              313             5.02037            5.11788
              314             5.01932            5.11775
              315             5.01797            5.11614
              316             5.01728            5.11560
              317             5.01620            5.11246
              318             5.01452            5.11095
              319             5.01420            5.11048
              320             5.01282            5.10770
              321             5.00822            5.10569
              322             5.00600            5.10533
              323             5.00536            5.10417
              324             5.00463            5.10470
              325             5.00287            5.10135
              326             5.00220            5.09904
              327             5.00113            5.09657
              328             5.00007            5.09557
              329             4.99969            5.09202
              330             4.99654            5.09191
              331             4.99220            5.09158
              332             4.99085            5.08970
              333             4.99046            5.08996
              334             4.98869            5.08786
              335             4.98801            5.08690
              336             4.98693            5.08621
              337             4.98552            5.08221
              338             4.98545            5.07952
              339             4.98332            5.07890
              340             4.98256            5.07632
              341             4.97711            5.07324
              342             4.97464            5.07380
              343             4.97466            5.07386
              344             4.97327            5.07220
              345             4.97254            5.07208
              346             4.97111            5.06926
              347             4.97103            5.06714
              348             4.96921            5.06623
              349             4.96786            5.06233
              350             4.96725            5.06049
              351             4.96080            5.05938
              352             4.96008            5.05779
              353             4.95897            5.05580
              354             4.95686            5.05611
              355             4.95686            5.05586
              356             4.95607            5.05307
              357             4.95460            5.05256
              358             4.95324            5.04990
              359             4.95281            5.04994
              360             4.95118            5.04675